Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

McKINLEY NON-U.S. CORE GROWTH FUND
Y Shares (Ticker: MCNUX)
Supplement dated January 27, 2016 to the Summary Prospectus,
Prospectus and Statement of Additional Information dated March 27, 2015

McKinley Capital Management, LLC, the Advisor to the McKinley Non-U.S. Core Growth Fund (the “Fund”), has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund.

The liquidation is expected to occur after the close of business on February 5, 2016.

Effective January 29, 2016, the Fund will no longer accept purchases of new shares.  In addition, on January 29, 2016, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  As a result, as of January 29, 2016, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by February 5, 2016 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to February 5, 2016 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-888-458-1963 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.